Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Steven S. Sintros, Senior Vice President and Chief Financial Officer of UniFirst Corporation (the “Company”), and the Company's Principal Executive Officer, do hereby certify, to the best of my knowledge, that:

(1)	The Company’s Quarterly Report on Form 10-Q for the quarter ended May 27, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2017	By:	/s/ Steven S. Sintros
Steven S. Sintros,
Chief Financial Officer (Principal Executive Officer)